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                                                                    Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report on Form 10-K of Art Technology Group, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert D. Burke, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 24, 2003                  /s/ Robert D. Burke
                                       -----------------------------------------
                                       Robert D. Burke
                                       President and Chief Executive Officer
                                       (principal executive officer)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report on Form 10-K of Art Technology Group, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Edward Terino, the Senior Vice President, Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 24, 2003          /s/ Edward Terino
                               -------------------------------------------------
                               Edward Terino
                               Senior Vice President, Finance and Chief
                               Financial Officer (principal financial and
                               accounting officer) (principal executive officer)